Exhibit 99.1

Exhibit 99.1
PINNACLE FOODS INC. 399 JEFFERSON ROAD PARSIPPANY, NJ 07054 SCAN TO VIEW MATERIALS & VOTE w VOTE BY INTERNET—www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. VOTE IN PERSON If you attend the Special Meeting in person, you will be required to present this proxy card or your control number and a valid, government issued photo identification to be admitted to the Special Meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E51053-S75975 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY PINNACLE FOODS INC. The Board of Directors recommends you vote FOR proposals 1, 2 and 3. For Against Abstain 1. Adopt the Agreement and Plan of Merger, dated as of June 26, 2018, as it may be amended from time to time (the “merger agreement”), by and among Pinnacle Foods Inc., a Delaware corporation, Conagra Brands Inc., a Delaware corporation, and Patriot Merger Sub Inc., a Delaware corporation. 2. Approve, on a non-binding, advisory basis, the compensation that may be paid or may become payable to Pinnacle Foods Inc.‘s named executive officers in connection with, or following, the closing of the merger contemplated by the merger agreement. 3. Approve adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the proposal to adopt the merger agreement at the time of the Special Meeting. NOTE: To vote upon such other matters as may properly come before the meeting or any adjournment thereof. As of the date of the proxy statement/prospectus, the board of directors is not aware of any such other matters. For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting and Proxy Statement is available at www.proxyvote.com.    E51054-S75975 Pinnacle Foods Inc. Special Meeting of Stockholders [TBD], 2018 at [TBD] [EDT] This Proxy is Solicited on Behalf of the Board of Directors of Pinnacle Foods Inc. The undersigned revokes all previous proxies, acknowledges receipt of the Notice of Special Meeting of Stockholders to be held on [TBD], 2018 and the Proxy Statement and appoints Craig D. Steeneck and M. Kelley Maggs, and each of them, the true and lawful agent and the proxy of the undersigned, with full power of substitution in each, to vote all shares of Common Stock of Pinnacle Foods Inc. (the “Company”) that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Special Meeting of Stockholders of the Company to be held on [TBD], 2018 at [TBD] Eastern [Daylight] Time, and at any adjournment or postponement thereof, with the same force and effect as the undersigned might or could do if personally present. The Proxies are authorized in their discretion to vote upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting. This Proxy, when properly executed, will be voted as specified on the reverse side. If no specification is made, this Proxy will be voted FOR each of Proposals 1, 2 and 3. Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side